Contract Liabilities	12 Months Ended
Dec. 31, 2022
Contract Liabilities
Contract Liabilities

11.  Contract Liabilities

Contract liabilities primarily relate to the payments received for advertising services, paid content services, content-commerce solutions and vocational training in advance of revenue recognition. The increase in contract liabilities over the prior year was a result of the increase in consideration received from the Group’s customers, which was in line with the growth of revenues in content-commerce solutions, paid membership service and vocational training. Due to the generally short-term duration of the relevant contracts, the majority of the performance obligations are satisfied within one year. The amount of revenue recognized that was included in the contract liabilities balance at the beginning of the year was RMB105.8 million, RMB138.6 million and RMB215.5 million for the years ended December 31, 2020, 2021 and 2022, respectively.